Exhibit 10.10.1

FIRST AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

This First Amendment (this “First Amendment”), effective as of February 25, 2011, amends the Exclusive Patent License Agreement effective March 14, 2006 (the “Agreement”) between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”), having its principal office at Durham, North Carolina 27708, and Humacyte, Inc., a corporation organized under the laws of North Carolina (“COMPANY”), with its corporate headquarters and principal office at 7020 Kit Creek Road, Morrisville, NC 27560. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

WHEREAS, COMPANY has been engaged in good faith and reasonable commercial efforts to commercialize the PATENT RIGHTS and develop, register, market and sell LICENSED PRODUCTS, and desires to negotiate a revised schedule of diligence obligations; and

WHEREAS, Article 21 and Section 4.01 of the Agreement each require that any change or modification to the Agreement and the DUE DILIGENCE SCHEDULE be set forth in a written instrument executed by both DUKE and COMPANY.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree as follows:

1. The DUE DILIGENCE SCHEDULE, affixed to the Agreement as Appendix B, is hereby deleted in its entirety and replaced with the DUE DILIGENCE SCHEDULE affixed hereto as Exhibit A.

2. The first sentence of Section 3.01(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Minimum Royalty Payments. COMPANY shall pay an annual minimum royalty (the “MINIMUM ROYALTY”) of [***] dollars (US$[***]) per year beginning with the calendar year immediately following the sixth anniversary of the EFFECTIVE DATE, which shall increase to [***] dollars (US$[***]) per year for the remainder of the life of this AGREEMENT beginning with the calendar year immediately following the first commercial sale of LICENSED PRODUCTS or LICENSED SERVICES (whichever shall first occur).”

3. DUKE and COMPANY hereby agree that the requirements set forth in [***] the DUE DILIGENCE SCHEDULE, [***] have previously been timely satisfied in accordance with the Agreement.

4. DUKE and COMPANY hereby agree that the requirements set forth in the [***] of the DUE DILIGENCE SCHEDULE [***] and Section 3.01(0(i) of the Agreement have previously been timely satisfied in accordance with the Agreement. In addition, DUKE hereby acknowledges prior receipt of the Milestone Payment set forth in Section 3.01(D(i) of the Agreement in the amount of $[***].

5. Section 12.01 of the Agreement is hereby amended to revise the contact information for purpose of the delivery of notices to COMPANY pursuant to the Agreement as follows:

For delivery via the U.S. Postal Service:

Humacyte, Inc.

Attn: President

P.O. Box 12695

Durham, NC 27709

cc:	(if of a legal nature, which such copy shall not constitute notice in the case of COMPANY or DUKE)

Michael P. Saber

Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP

150 Fayetteville Street

Suite 2500

P.O. Box 2611

Raleigh, NC 27602-2611

6. All terms, conditions and provisions of the Agreement not expressly amended, modified or deleted by this First Amendment shall continue in full force and effect and are hereby ratified by the parties. This First Amendment is binding on and inures to the benefit of the parties and their permitted heirs, successors and assigns.

7. The Agreement, together with any exhibits and appendices affixed thereto, all as modified by this First Amendment, together with the exhibit affixed hereto, constitutes the entire and exclusive agreement between DUKE and COMPANY with respect to the subject matter thereof.

8. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina without regard to conflict of law principles thereof.

9. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(Signature Page Follows)

(Signature Page to First Amendment to Duke / Humacyte License)

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their duly authorized representatives.

DUKE UNIVERSITY		HUMACYTE, INC.

By:	/s/ Rose Ritts	By:	/s/ Carrie S. Cox
Name:	Rose Ritts, PhD	Name:	Carrie S. Cox
Title:	Executive Director, Office of Licensing & Ventures, Duke University & DUMC	Title:	CEO

Exhibit A to First Amendment

APPENDIX B

DUE DILIGENCE SCHEDULE

[***]

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